                                                                    EXHIBIT 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Fansteel Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ended March 31, 2005
(the "Report"), as filed with the Securities and Exchange Commission on the date hereof, Gary L. Tessitore, as Chairman, President and Chief Executive Officer of
the Company and R. Michael McEntee, as Vice President and Chief Financial
Officer of the Company, each hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1.  The Report fully complies with the requirements of section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

     2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Fansteel Inc. and will be retained by Fansteel Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 13, 2005

                                      /s/ Gary L. Tessitore
                                      ------------------------------------------
                                      Gary L. Tessitore
                                      Chairman of the Board, President and Chief
                                      Executive Officer

                                      /s/ R. Michael McEntee
                                      ------------------------------------------
                                      R. Michael McEntee
                                      Vice President and Chief Financial Officer